Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended June 30, 2020 (the “Report”) of Kearny Financial Corp. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Craig L. Montanaro, President and Chief Executive Officer and Keith Suchodolski, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig L. Montanaro
Craig L. Montanaro President and Chief Executive Officer

/s/ Keith Suchodolski
Keith Suchodolski Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

August 28, 2020